Exhibit 99.2

Exhibit 99.1

BancorpSouth, Inc.

Financial Information As of March 31, 2014

Forward Looking Information

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements relating to non-accrual loans, revenue estimates for the Company’s operations in Houston, Texas following the closing of the transaction with GEM Insurance Agencies, LP, the terms and closing of the proposed transactions with Ouachita Bancshares Corp. and Central Community Corporation, acceptance by customers of Ouachita Bancshares Corp. and Central Community Corporation of the Company’s products and services, the opportunities to enhance market share in certain markets and market acceptance of the Company generally in new markets, pro forma loan, deposit and market share information, the impact of and the Company’s ability to implement cost-saving initiatives, our ability to improve efficiency, and future growth, expansion, and consolidation opportunities. We caution you not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements because of a variety of factors. These factors may include, but are not limited to, the ability to obtain required regulatory approval for the proposed merger with Ouachita Bancshares Corp. and shareholder and regulatory approvals for the proposed merger with Central Community Corporation, the ability of the Company, Ouachita Bancshares Corp. and Central Community Corporation to close the mergers, the ability of the Company to retain key personnel after the pending mergers and the Knox acquisition, conditions in the financial markets and economic conditions generally, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act, and supervision of the Company’s operations, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic or environmental conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, the Company’s ability to adapt its products and services to evolving industry standards and consumer preferences, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, unfavorable ratings by rating agencies, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

In connection with the proposed merger of Ouachita Bancshares Corp. with and into BancorpSouth, BancorpSouth has filed a registration statement on Form S-4 with the Securities and Exchange Commission. Shareholders of BancorpSouth and Ouachita Bancshares Corp. are encouraged to read the registration statement, including the proxy statement/prospectus that is a part of the registration statement, because it contains important information about the merger, BancorpSouth and Ouachita Bancshares Corp. The proxy statement/prospectus and other relevant documents are available for free on the SEC’s web site (www.sec.gov), and the proxy statement/prospectus is available for free from the Corporate Secretary of each of BancorpSouth and Ouachita Bancshares Corp.

In connection with the proposed merger of Central Community Corporation with and into BancopSouth, BancorpSouth has filed a registration statement on Form S-4 with the Securities and Exchange Commission. Shareholders of BancorpSouth and Central Community Corporation are encouraged to read the registration statement, including the proxy statement/prospectus that is a part of the registration statement, because it contains important information about the merger, BancorpSouth and Central Community Corporation. The proxy statement/prospectus and other relevant documents are available for free on the SEC’s web site (www.sec.gov), and the proxy statement/prospectus is available for free from the Corporate Secretary of each of BancorpSouth and Central Community Corporation.

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Q1 Highlights

☐ Net income of $28.4 million, or $0.30 per diluted share

☐ Announced the signing of two definitive merger agreements

☐ Ouachita Bancshares Corp. (Ouachita Independent Bank) ☐ Central Community Corporation (First State Bank Central Texas)

☐ Produced $31.6 million of insurance commission revenue ☐ Generated net loan growth of $110.4 million, or 5.0% annualized ☐ Net interest margin remained relatively stable at 3.54% ☐ Continued progress toward reducing non-interest expense ☐ Subsequent acquisition announcement

☐ Knox Insurance Group, LLC*

As of and for the three months ended March 31, 2014 *Closed on April 9, 3014 3

Recent Quarterly Results

Three Months Ended % Change 3/31/14 12/31/13 3/31/13 vs 12/31/13 vs 3/31/13

Net interest revenue $ 101.5 $ 102.4 $ 98.1 (0.9) % 3.5 % Provision for credit losses 0.0 0.0 4.0 0.0 (100.0) Noninterest revenue 66.5 65.1 71.3 2.1 (6.7) Noninterest expense 126.7 127.8 135.4 (0.9) (6.4) Income before income taxes 41.3 39.7 30.0 4.1 37.7 Income tax provision 12.9 12.0 9.2 7.3 39.8

Net income $ 28.4 $ 27.7 $ 20.8 2.7% 36.7 % Net income per share: diluted $ 0.30 $ 0.29 $ 0.22 3.4% 36.4%

Dollars in millions, except per share data 4

Noninterest Revenue

Three Months Ended % Change 3/31/14 12/31/13 3/31/13 vs 12/31/13 vs 3/31/13

Mortgage lending revenue 3,394 9,605 12,346 (64.7) (72.5) Credit card, debit card and merchant fees 7,843 8,324 7,523 (5.8) 4.3 Deposit service charges 12,536 13,570 12,832 (7.6) (2.3) Trust income 3,568 3,717 3,210 (4.0) 11.2 Security gains (losses), net (4) 29 19 NM NM Insurance commissions 31,599 21,397 26,641 47.7 18.6 Other 7,581 8,483 8,747 (10.6) (13.3)

Total noninterest revenue $ 66,517 $ 65,125 $ 71,318 2.1% (6.7) %

% of total revenue 39.6% 38.9% 42.1%

Dollars in thousands NM – Not Meaningful 5

Mortgage and Insurance Revenue

Mortgage Lending Revenue

Three Months Ended

3/31/14 12/31/13 9/30/13 6/30/13 3/31/13 Origination revenue $ 1,964 $ 3,590 $ 2,862 $ 10,471 $ 9,187 Servicing revenue 4,115 4,361 4,072 3,908 3,827 MSR payoffs/paydowns (1,138) (1,240) (1,560) (1,739) (1,705) MSR valuation adjustment (1,547) 2,894 (240) 5,252 1,037 Total mortgage lending revenue $ 3,394 $ 9,605 $ 5,134 $ 17,892 $ 12,346

Production volume $ 197,110 $ 222,282 $ 341,854 $ 434,966 $ 425,882 Purchase money production $ 143,890 $ 160,043 $ 229,042 $ 226,182 $ 161,835 Mortgage loans sold $ 143,213 $ 200,665 $ 371,271 $ 424,355 $ 445,904 Margin on loans sold 1.37% 1.79% 0.77% 2.47% 2.06%

Insurance Commission Revenue

Property and casualty commissions $ 19,987 $ 15,588 $ 18,372 $ 18,762 $ 16,878 Life and health commissions 5,010 4,525 4,061 5,093 4,688 Risk management income 705 648 628 573 650 Other 5,897 636 739 1,434 4,425 Total insurance commissions $ 31,599 $ 21,397 $ 23,800 $ 25,862 $ 26,641

Dollars in thousands 6

Loan Portfolio

As of % Change Annualized 3/31/14 12/31/13 3/31/13 vs 12/31/13 vs 3/31/13

Commercial and industrial $ 1,581 $ 1,529 $ 1,481 13.8% 6.8 % Real estate: Consumer mortgages 2,047 1,976 1,871 14.6 9.4 Home equity 498 494 482 3.2 3.3 Agricultural 230 235 249 (8.6) (8.0) Commercial and industrial-owner occupied 1,488 1,473 1,335 4.1 11.5 Construction, acquisition and development 748 741 728 3.6 2.7 Commercial 1,848 1,846 1,740 0.4 6.2 Credit Cards 106 111 99 (19.5) 7.3 Other 522 552 596 (21.9) (12.4)

Total $ 9,068 $ 8,958 $ 8,582 5.0% 5.7%

Dollars in millions Net loans and leases 7

Credit Quality Highlights

☐ NPLs decreased $27.2 million, or 22.5%, and NPAs declined $32.9 million, or 17.3%, quarter over quarter

☐ OREO decreased $5.7 million, or 8.3%, quarter over quarter

☐ Near-term delinquencies declined to $28.4 million

☐ No provision for credit losses recorded, which is consistent with no recorded provision for the fourth quarter of 2013 and a decline from

$4.0 million for the first quarter of 2013

☐ Net charge-offs were $3.5 million for the first quarter compared with

$0.7 million for the fourth quarter of 2013 and $5.9 million for the first quarter of 2013

☐ 57% of non-accrual loans were paying as agreed

As of and for the three months ended March 31, 2014 8

“Paying as agreed” includes loans < 30 days past due with payments occurring at least quarterly

Non-Performing Loans

As of % Change 3/31/14 12/31/13 3/31/13 vs 12/31/13 vs 3/31/13

Commercial and industrial $ 4.9 $ 4.2 $ 7.4 18.4% (33.4) % Real estate: Consumer mortgages 27.8 29.1 41.3 (4.6) (32.8) Home equity 2.8 3.7 4.3 (25.0) (35.2) Agricultural 1.3 1.9 7.1 (32.3) (82.0) Commercial and industrial-owner occupied 18.7 23.6 25.5 (20.7) (26.9) Construction, acquisition and development 11.6 24.3 58.9 (52.4) (80.4) Commercial 23.5 29.4 56.5 (20.0) (58.5) Credit Cards 1.7 1.8 2.5 (5.7) (34.6) Other 1.1 2.6 3.3 (56.5) (66.7)

Total $ 93.3 $ 120.4 $ 207.0 (22.5) % (55.0) %

NPL’s to net loans and leases 1.03% 1.34% 2.41%

Dollars in millions Net loans and leases 9

NPA Improvement

Total NPAs Have Declined 48% in the Last 12 Months

$625

$561

$528 $531 $525

$492 $496

$500 $136

$453

$133 $151

$83 $163

$411

$174

$375 $370 $376

$168

$144 $337

$68

$295 $303

$128

$103 $256

$246 $59

$250 $96

$221

$59 $425 $88 $190

$174 $409 $394

$380 $363 $77

$149 $157

$322 $69

$121 $62 $302 $285

$125 $110 $267 $247 $64

$51 $236 $234 $207

$47 $186

$46 $168

$112 $144

$120

$98 $93

$64 $74

$0

4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14

NPLs OREO

Dollars in millions

NPLs consist of nonaccrual loans, loans 90+ days past due and restructured loans

NPAs consist of NPLs and other real estate owned 10

Net Charge-offs

% Avg. Loans

$40 4.0%

$35 3.5%

$30 3.0%

$23

$25 $24 2.5%

$20 2.0%

$15 $13 1.5% $12 $11

$10 1.0% $8 $6 $5

$5 $4 0.5% $1

$0 0.0% 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12 3/31/13 6/30/13 9/30/13 12/31/13 3/31/14 Net charge-offs Net charge-offs / average loans

Dollars in millions 11 Net charge-offs for the quarters ended as of the dates shown

Summary

☐ Growth

☐ Loans

☐ Deposits

☐ Insurance commissions

☐ Additions to mortgage origination team

☐ Other Highlights

☐ Steady net interest margin

☐ Reduction in non-interest expense

☐ Continued credit quality improvement

☐ Transaction Announcements

☐ Ouachita Bancshares Corp. (Ouachita Independent Bank)

☐ Central Community Corporation (First State Bank Central Texas)

☐ Knox Insurance Group, LLC*

☐ Q&A

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*Announcement occurred subsequent to quarter-end.